Exhibit 99.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Annual Report of Bankrate, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2002 and 2001, and its results of operations for each of the three years in the period ended December 31, 2002.

/s/ ROBERT J. DEFRANCO

Robert J. DeFranco Senior Vice President and Chief Financial Officer

Dated: March 28, 2003

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